(Multicurrency - Cross Border)

ISDA®

International Swaps and Derivatives Association, Inc.

MASTER AGREEMENT

dated as of October 5, 2006

THE BANK OF NEW YORK	and

LASALLE BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY IN ITS CAPACITY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE on behalf of the Supplemental Interest Trust with respect to the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB7

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: -

1.

Interpretation

(a)

Definitions.  The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b)

Inconsistency.  In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail.  In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)

Single Agreement.  All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2.

Obligations

(a)

General Conditions.

(i)

Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)

Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency.  Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)

Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party, has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)

Netting. If on any date amounts would otherwise be payable:—

(i)

in the same currency; and

(ii)

in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)

Deduction or Withholding for Tax.

(i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party (“X”) will:—

(1)

promptly notify the other party (“Y”) of such requirement;

(2)

pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3)

promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

(4)

if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:—

(A)

the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B)

the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii) Liability. If: —

(1)

X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2)

X does not so deduct or withhold; and

(3)

a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.

Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:—

(a)

Basic Representations.

(i)

Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii)

Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii)

No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv)

Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v)

Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a e proceeding in equity or at law)).

(b)

Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c)

Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)

Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)

Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)

Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.

Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:—

(a)

Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

(i)

any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii)

any other documents specified in the Schedule or any Confirmation; and

(iii)

upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d)

Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)

Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.

Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an “Event of Default”) with respect to such party:—

(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii) Credit Support Default.

(1)

Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

(2)

the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3)

the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi) Cross Default. If “Cross Default” is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii)

Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: —

(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii)

Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: —

(1)

the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2)

the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:—

(i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): —

(1)

to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2)

to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii) Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv) Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(v) Additional Termination Event. If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.

Early Termination

(a)

Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)

Right to Terminate Following Termination Event.

(i)

Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

(ii)

Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii)

Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv)

Right to Terminate. If: —

(1)

a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2)

an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

(i)

If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

(ii)

Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

(i)

Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii)

Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation” or “Loss”, and a payment method, either the “First Method” or the “Second Method”. If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation” or the “Second Method”, as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i) Events of Default. If the Early Termination Date results from an Event of Default: —

(1)

First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2)

First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party’s Loss in respect of this Agreement.

(3)

Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party’s Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event: —

(1)

One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2)

Two Affected Parties. If there are two Affected Parties: —

(A)

if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount (“X”) and the Settlement Amount of the party with the lower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B)

if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss (“X”) and the Loss of the party with the lower Loss (“Y”).

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because “Automatic Early Termination” applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.

Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: —

(a)

a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b)

a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.

Contractual Currency

(a)

Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b)

Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)

Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)

Evidence of Loss. For tbe purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.

Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)

Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)

Counterparts and Confirmations.

(i)

This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(ii)

The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g)

Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.

Offices; Multibranch Parties

(a)

If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)

Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c)

If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.

Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.

Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:—

(i)

if in writing and delivered in person or by courier, on the date it is delivered;

(ii)

if sent by telex, on the date the recipient’s answerback is received;

(iii)

if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine);

(iv)

if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v)

if sent by electronic messaging system, on the date that electronic message is received, unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.

Governing Law and Jurisdiction

(a)

Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)

Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably:—

(i)

submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii)

waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)

Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.

Definitions

As used in this Agreement:—

“Additional Termination Event” has the meaning specified in Section 5(b). “Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Applicable Rate” means:—

(a)

in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)

in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)

in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)

in all other cases, the Termination Rate.

“Burdened Party” has the meaning specified in Section 5(b).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement. “Credit Support Provider” has the meaning specified in the Schedule.

“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

“Defaulting Party” has the meaning specified in Section 6(a).

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv). “Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule. “Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party’s legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

“Market Quotation” means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a party, which may be such party’s head or home office.

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Reference Market-makers” means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

“Set-of” means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

“Settlement Amount” means, with respect to a party and any Early Termination Date, the sum of: —

(a)

the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)

such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

“Specified Entity” has the meanings specified in the Schedule.

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

“Stamp Tax” means any stamp, registration, documentation or similar tax.

“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date).

“Termination Currency” has the meaning specified in the Schedule.

“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

“Termination Event” means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate.  Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed.  The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

THE BANK OF NEW YORK

LASALLE BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY IN ITS CAPACITY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE on behalf of the Supplemental Interest Trust with respect to the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB7.

(Name of Party)	(Name of Party)
By: ……/s/ Stephen M. Lawlor………………	By:……/s/ Michelle G. Duffy………………
Name: Stephen M. Lawlor	Name: Michelle G. Duffy
Title: Managing Director	Title: Assistant Vice President
Date: October 5, 2006	Date: October 5, 2006

(Multicurrency — Cross Border)

ISDA(R)

International Swap Dealers Association, Inc.

SCHEDULE

to the

Master Agreement

dated as of October 5, 2006

between THE BANK OF NEW YORK (“Party A”), a banking organization duly organized and existing under the laws of the State of New York and LASALLE BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY IN ITS CAPACITY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE (the “Supplemental Interest Trust Trustee”) on behalf of the Supplemental Interest Trust with respect to the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB7 (the “Supplemental Interest Trust”) formed pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2006, among Asset Backed Funding Corporation, as depositor (the “Depositor”), Bond Securitization, L.L.C., as seller (the “Seller”), Litton Loan Servicing LP, as servicer (the “Servicer”) and LaSalle Bank National Association, as trustee with respect to the Trust formed thereunder (“Trustee”) (the “Pooling Agreement”) (“Party B”).  Capitalized terms used but not otherwise defined in this Agreement shall have the meaning assigned thereto in the Pooling Agreement.

Part 1.

Termination Provisions.

(a)

“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v),

none.

Section 5(a)(vi),

none.

Section 5(a)(vii),

none.

Section 5(b)(iv),

none.

and in relation to Party B for the purpose of:

Section 5(a)(v),

none.

Section 5(a)(vi),

none.

Section 5(a)(vii),

none.

Section 5(b)(iv),

none.

(b)

“Specified Transaction” will have no meaning with respect to either party.

(c)

Events of Default. The following Events of Default will not apply to the party or parties so specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

(i)

The “Breach of Agreement” provision of Section 5(a)(ii) will not apply to Party B.

(ii)

The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to Party A or Party B.

(iii)

The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to Party B.

(iv)

The “Default under Specified Transaction” is not applicable to Party A or Party B for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

(v)

The “Cross Default” provisions of Section 5(a)(vi) will not apply to Party A or Party B.

(vi)

The “Bankruptcy” provisions of Section 5(a)(vii)(2) will not apply to Party B.

(vii)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(d)

The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(e)

Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

Second Method will apply.

(f)

“Termination Currency” means United States dollars.

(g)

Additional Termination Event will apply. The following shall constitute Additional Termination Events, and the party specified shall be the sole Affected Party with respect thereto:—

(i)

Termination of Trust Fund.  The Trust or Trust Fund shall be terminated pursuant to any provision of the Pooling Agreement.  The Early Termination Date with respect to such Additional Termination Event shall be the Distribution Date upon which the Trust or Trust Fund is terminated and final payment is made in respect of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB7 (“Certificates”).  Party B shall be the sole Affected Party, provided, however, that, notwithstanding the provisions of Section 6(b)(iv), both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.

(ii)

Inability to Pay Certificates.  If the Trust is unable to pay or fails or admits in writing its inability to pay (i) on any Distribution Date, any Accrued Certificate Interest with respect to the Class A Certificates or (ii) by the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date, the ultimate payment of principal with respect to the Class A Certificates, in either case to the extent required pursuant to the terms of the Pooling and Servicing Agreement to be paid to the Class A Certificates.  Party B shall be the sole Affected Party.

(iii)

Amendment of Pooling Agreement.  If the Pooling Agreement is amended in a manner which could have a material adverse affect on Party A without first obtaining the prior written consent of Party A, where such consent is required under the Pooling Agreement (such consent not to be unreasonably withheld).  Party B shall be the sole Affected Party.

(iv)

Ratings and Downgrade Events.  If a Ratings Event or Downgrade Event (each as defined in Part 5(d) hereof) has occurred and Party A has not complied with the requirements set forth in Part 5(d).  Party A shall be the sole Affected Party.

(v)

Regulation AB.  If, upon the occurrence of a Swap Disclosure Event (as defined in Part 5(o) below) Party A has not, within ten (10) Business Days after such Swap Disclosure Event complied with any of the provisions set forth in clause (iii) of Part 5(o) below.  Party A shall be the sole Affected Party.

Part 2.

Tax Representations.

(a)

Payer Representations.  For the purpose of Section 3(e) of this Agreement, Party A and Party B make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

(b)

Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the following representations.

(i)

The following representation will apply to Party A:

Party A is a trust company duly organized and existing under the laws of the State of New York and its U.S. taxpayer identification number is 135160382.

(ii)

The following representation will apply to the Party B:

The beneficial owner for United States federal income tax purposes of payments made to it under this Agreement is either:

(A)

a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations (the "Regulations")) for United States federal income tax purposes, or

(B)

a "non-U.S. branch of a foreign person" as that term is used in section 1.1441-4(a)(3)(ii) of the Regulations for United States federal income tax purposes, and a "foreign person" as that term is used in section 1.6041-4(a)(4) of the Regulations for United States federal income tax purposes.

Part 3.

Agreement to Deliver Documents.

(a)  Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
Party B	An Internal Revenue Service Form W-9 or W-8BEN as applicable or any successor form, accurately completed and in a manner reasonably satisfactory to Party A.

(A) Upon first scheduled Payment Date; (B) promptly upon reasonable demand by Party A; and (C) promptly upon learning that any Form W-9 or W-8BEN previously provided by Party B to Party A has become obsolete or incorrect.

(b)  Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement	Yes
Party A

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement	Yes
Party B

(i) a copy of the executed Pooling Agreement, and (ii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this Agreement and each Confirmation evidencing a Transaction on behalf of the Party B

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
Party A	A copy of the most recent publicly available regulatory call report.	Promptly after request by Party B	Yes
Party B

Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.

		Upon the execution and delivery of this Agreement.	Yes
Party A and Party B	An opinion of counsel as to the due authorization, execution and enforceability of this Agreement and any Confirmation.

Part 4.   Miscellaneous.

(a)

Addresses for Notices.  For the purpose of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

The Bank of New York

Global Risk Management Services

Global Markets Division

32 Old Slip - 15th Floor

New York, New York  10286

Attention:

Stephen M. Lawler, Managing Director

Telex No.:

TRT 17763

Answerback: BONY UT

Telephone No.:

(212) 804-2137

And provided, that any notice sent to Party A under Sections 5, 6, or 13(b) of the Agreement shall be given to:

The Bank of New York

Legal Department

One Wall Street- 10th Floor

New York, NY 10286

Attention:  General Counsel

Address for notices or communications to Party B:

LaSalle Bank National Association,

as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust

135 South LaSalle Street, Suite 1511,

Chicago, Illinois, 60603, Attention: Trust – C-BASS 2006-CB

Attention: Global Securities and Trust Services – C-BASS 2006-CB7.

Facsimile No.:

(312) 904-1368

Telephone No.:

(312) 992-2745

(For all purposes)

(b)

Process Agent.  For the purpose of Section 13(c) of this Agreement:

Party A appoints as its Process Agent - not applicable.

Party B appoints as its Process Agent - not applicable.

(c)

Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party and may act through its Office in New York.

Party B is not a Multibranch Party and may act out of its Office in New York.

(e)

Calculation Agent.  The Calculation Agent is Party A.

(f)

Credit Support Document.  Details of any Credit Support Document:

Party A’s obligations hereunder are supported by the following Credit Support Documents:  none (except with respect to credit support furnished pursuant to Part 5(d)).

Party B’s obligations hereunder are supported by the following Credit Support Documents: none.

(g)

Credit Support Provider.

Credit Support Provider means in relation to Party A:  none (except with respect to credit support furnished pursuant to Part 5(d)).

Credit Support Provider means in relation to Party B:  none.

(h)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Netting of Payments.  Subparagraph (ii) of Section 2(c) of this Agreement will apply.

(j)

“Affiliate” will have the meaning specified in Section 14 of the Agreement, provided that Party B shall  be deemed not to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5.  Other Provisions.

(a)

Change of Account.  Each party agrees that Section 2(b) of this Agreement shall only allow change of accounts within the country originally specified by the party.

(b)

Additional Representations.  Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) Party A is acting for its own account and Party B is acting solely as Supplemental Interest Trust Trustee and each party has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(ii)  It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3) Purpose. (A) It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(4) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(c)

Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The last sentence of the first paragraph of Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.  For the avoidance of doubt, if more than one Transaction is entered into under this Agreement, nothing herein is intended to prevent the determination of a Settlement Amount with respect to all such Transactions pursuant to Section 6 of this Agreement.

(d)

Provisions Relating to Ratings.

(i)

Ratings Event.  If a Ratings Event (as defined below) occurs with respect to Party A (or any applicable credit support provider), then Party A shall, within thirty (30) days of such Ratings Event, at its own expense, and subject to the Rating Agency Condition, (i) assign all Transactions to a third party that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Agreement,  (ii) obtain a guaranty of, or a contingent agreement of, another person with the Approved Rating Thresholds to honor Party A’s obligations under this Agreement, (iii) post collateral which will be sufficient to restore the immediately prior ratings of the Certificates, or (iv) establish any other arrangement that satisfies the Rating Agency Condition of (“Fitch”), Moody’s Investor Service, Inc. (“Moody’s”), Standard and Poors Rating Service, a division of The McGraw Hill Companies, Inc. (“S&P”) and Dominion Bond Rating Service, Inc. (“DBRS”) (each a “Rating Agency”) with respect to the Certificates and any notes backed by the Certificates (“Notes”).  For avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that Party A does not post sufficient collateral.  For purposes of this Transaction, a “Ratings Event” shall occur with respect to Party A (or any applicable credit support provider) if (i) its short-term unsecured and unsubordinated debt rating is withdrawn or reduced below “F-1” by Fitch, or (ii) its short-term unsecured and unsubordinated debt rating is withdrawn or reduced below “P-1” by Moody’s (or, if it has no short-term unsecured and unsubordinated debt rating, its long-term rating is reduced to “Aa3” (and is on watch for downgrade) or below), or (iii) its short-term unsecured and unsubordinated debt rating is withdrawn or reduced below “A-1” by S&P (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider), such ratings being referred to herein as the “Approved Ratings Thresholds,” (unless, within 30 days thereafter, each of the Rating Agencies has reconfirmed the ratings of the Certificates or any Notes, as applicable, which was in effect immediately prior thereto).

(ii)

Downgrade Event.  If a Downgrade Event (as defined below) occurs with respect to Party A (or any applicable credit support provider), then Party A shall within ten (10) Business Days of such Ratings Event, at its own expense and subject to the Rating Agency Condition, (i) assign all Transactions to a third party that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Agreement or (ii) obtain a guaranty of, or a contingent agreement of, another person with the Approved Rating Thresholds to honor Party A's obligations under this Agreement.  For purposes of this Transaction, a "Downgrade Event" shall occur with respect to Party A (or any applicable credit support provider) if its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider).

(iii)

Rating Agency Condition.  As used in this Agreement, "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act must consult with each Rating Agency then providing a rating of the Certificates and receive from each Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates or any Notes.

e)

Payments to Supplemental Interest Trust Trustee.  Party A will, unless otherwise directed by the Supplemental Interest Trust, make all payments hereunder to the Supplemental Interest Trust Trustee.  Payment made to the Supplemental Interest Trust Trustee at the account specified herein or to another account specified in writing by the Supplemental Interest Trust Trustee shall satisfy the payment obligations of Party A hereunder to the extent of such payment.

(f)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(g)

Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(h)

Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(i)

Non-Recourse.  Notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Trust Fund (as defined in the Pooling Agreement) and the proceeds thereof to satisfy Party B's obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the assets contained in the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling Agreement, any claims against or obligations of Party B under the Agreement or any Confirmation, still outstanding shall be extinguished and thereafter not revive.

(j)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of any Transaction (other than the pledge of a Transaction to the Supplemental Interest Trust Trustee pursuant to the Pooling Agreement) shall be permitted by either party unless each of Fitch, Moody’s, S&P and DBRS, has been provided prior notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Certificates.

(k)

Proceedings.  Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against Party B, the Supplemental Interest Trust, or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any of the laws of the United States, or any other jurisdiction for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(l)

Remedy of Failure to Pay or Deliver.  The Agreement is hereby amended as follows:

The word “third” shall be replaced by the word “second” in the third line of Section 5(a)(i).

(m)

Supplemental Interest Trust Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by LaSalle Bank National Association, not in its individual or personal capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on behalf of the Supplemental Interest Trust is made and intended not as personal representations, undertakings and agreements of LaSalle Bank National Association but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of LaSalle Bank National Association, individually or personally, to perform any covenant, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances will LaSalle Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust in accordance with the terms of the Pooling and Servicing Agreement.

(n)

Supplemental Interest Trust Trustee Representation.  LaSalle Bank National Association, as Supplemental Interest Trust Trustee represents and warrants that:

It has been directed under the Pooling Agreement to enter into this Agreement as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust.

(o)

Compliance with Regulation AB.

(i)

Party A agrees and acknowledges that the Depositor is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii)

It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof, the Depositor requests from Party A the applicable financial information described in Item 1115(b) of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB) (the “Company Financial Information”).

(iii)

Upon the occurrence of a Swap Disclosure Event, Party A, at its own expense, shall (1)(a) either (i) provide to the Depositor the current Company Financial Information in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word® or Microsoft Excel® format but not in .pdf format) or (ii) provide written consent to the Depositor to incorporation by reference of such current Company Financial Information that are filed with the Securities and Exchange Commission in the Exchange Act Reports of the Depositor, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference in the Exchange Act Reports of the Depositor of such accounting firm’s report relating to their audits of such current Company Financial Information, and (c) provide to the Depositor any updated Company Financial Information with respect to Party A or any entity that consolidates Party A within five days of the release of any such updated Company Financial Information; (2) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB, (3) obtain a guaranty of Party A’s obligations under this Agreement from an affiliate of Party A that is able to comply with the financial information disclosure requirements of Item 1115(b) of Regulation AB, and cause such affiliate to provide Company Financial Information and any future Company Financial Information, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Swap Provider, or (4) post collateral that will be sufficient to reduce the “significance percentage” as defined under Item 1115 of Regulation AB such that no information that would otherwise have constituted Company Financial Information will be required to be filed with, or incorporated by reference into, the Exchange Act reports of the Depositor pursuant to Item 1115 of Regulation AB.

iv)

Party A’s obligation to comply with this Part 5(p) shall be suspended on January 1, 2007 unless, at any time, Party A receives notification from the Securities Administrator that the Trust Fund’s obligation to file periodic reports under the Exchange Act shall continue; provided, however, that such obligations shall not be suspended in respect of any Exchange Act Report or amendment to an Exchange Act Report in such fiscal year which relates to any fiscal year in which the Trust Fund was subject to the reporting requirements of the Exchange Act.  This obligation shall continue to be suspended unless the Securities Administrator or the Depositor notifies Party A that the Trust Fund’s obligations to file reports under the Exchange Act has resumed.

(v)

If the Depositor reasonably requests, Party A shall provide such other information as may be necessary for the Depositor to comply with Item 1115 of Regulation AB.

(vi)

The Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of Depositor’s rights explicitly specified herein.

(p)

Gross Up.  The provisions of Section 2(d)(i)(4) and 2(d)(ii) of this Agreement shall not apply to Party B such that Party B shall not be required to pay any additional amounts referred to therein.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this Agreement:

THE BANK OF NEW YORK

By:____/s/ Stephen M. Lawlor___

Name:   Stephen M. Lawlor

Title:  Managing Director

Date:  October 5, 2006

LASALLE BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY IN ITS CAPACITY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE on behalf of the Supplemental Interest Trust with respect to the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB7

By: ___/s/ Michelle G. Duffy____

Name:  Michelle G. Duffy

Title:   Assistant Vice President

Date:   October 5, 2006

Dated: October 5, 2006

Rate Swap Transaction

Re:   BNY Reference No. 38406

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the rate swap Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”), a trust company duly organized and existing under the laws of the State of New York and LaSalle Bank National Association, not individually, but solely in its capacity as supplemental interest trust trustee on behalf of the Supplemental Interest Trust with respect to C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB7 (the “Counterparty”).  The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation.  Any reference to a “Swap Transaction” in the Definitions is deemed to be a reference to a “Transaction” for purposes of this Agreement, and any reference to a “Transaction” in this Agreement is deemed to be a reference to a “Swap Transaction” for purposes of the Definitions.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1.

This Confirmation constitutes a “Confirmation” as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of October 5, 2006, as amended and supplemented from time to time (the “Agreement”), between The Bank of New York and Counterparty. For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such Agreement.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Swap

Notional Amount:

With respect to any Calculation Period the amount set forth for such period on Schedule I attached hereto

Trade Date:

September 29, 2006

Effective Date:

October 5, 2006

Termination Date:

August 25, 2010, subject to adjustment in accordance with the Following Business Day Convention; provided, however, that for the purpose of determining the final Fixed Rate Payer Period End Date, Termination Date shall be subject to No Adjustment.

Fixed Amounts:

Fixed Rate Payer:

Counterparty

Fixed Rate:

5.1150%

Fixed Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing October 25, 2006, and ending on August 25, 2010, with No Adjustments.

Fixed Rate Payer

Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing October 25, 2006, and ending on August 25, 2010, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Day

Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

BNY

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing October 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be two (2) Business Days preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Additional Terms:

Business Days:

New York

Calculation Agent:

BNY

Account Details and

Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Swaps

Payments to Counterparty:

LaSalle Bank

ABA #: 071000505

LaSalle CHGO/CTR/BNF:/LaSalle Trust

Acct #: 724137.3

Attn: Carol A. Tilton

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn:  Eugene Chun/Kenny Au-Yeung at 212-804-5818/5837.  Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:

/s/ Stephen M. Lawlor

Name:  Stephen M. Lawlor

Title: Managing Director

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

LASALLE BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY IN ITS CAPACITY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-CB7

By:

/s/ Michelle G. Duffy

Name:  Michelle G. Duffy

Title: Assistant Vice President

SCHEDULE I

(With respect to each Fixed Rate Payer Period End Date, all such dates are with No Adjustment, and with respect to each Floating Rate Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention)

Accrual Start Date	Accrual End Date	Notional Amount (in USD)
10/05/06	10/25/06	838,280,000.00
10/25/06	11/25/06	821,368,850.97
11/25/06	12/25/06	801,877,667.72
12/25/06	01/25/07	779,935,383.94
01/25/07	02/25/07	755,640,729.67
02/25/07	03/25/07	729,148,317.01
03/25/07	04/25/07	700,599,111.30
04/25/07	05/25/07	670,294,458.39
05/25/07	06/25/07	639,271,956.34
06/25/07	07/25/07	608,395,984.60
07/25/07	08/25/07	578,219,519.77
08/25/07	09/25/07	549,151,230.65
09/25/07	10/25/07	521,400,117.24
10/25/07	11/25/07	494,913,684.61
11/25/07	12/25/07	469,611,827.28
12/25/07	01/25/08	445,410,059.92
01/25/08	02/25/08	422,290,450.73
02/25/08	03/25/08	400,165,601.07
03/25/08	04/25/08	378,944,573.88
04/25/08	05/25/08	338,986,977.10
05/25/08	06/25/08	274,723,635.35
06/25/08	07/25/08	249,698,908.62
07/25/08	08/25/08	199,871,858.49
08/25/08	09/25/08	177,423,735.91
09/25/08	10/25/08	165,895,649.14
10/25/08	11/25/08	156,740,689.10
11/25/08	12/25/08	149,599,416.10
12/25/08	01/25/09	142,299,627.94
01/25/09	02/25/09	136,170,170.04
02/25/09	03/25/09	129,932,218.46
03/25/09	04/25/09	122,154,432.32
04/25/09	05/25/09	109,401,213.31
05/25/09	06/25/09	103,697,913.63
06/25/09	07/25/09	97,965,857.48
07/25/09	08/25/09	91,075,867.27
08/25/09	09/25/09	85,462,895.44
09/25/09	10/25/09	82,129,580.21
10/25/09	11/25/09	79,047,175.95
11/25/09	12/25/09	76,080,783.03
12/25/09	01/25/10	73,226,003.79
01/25/10	02/25/10	70,478,609.53
02/25/10	03/25/10	67,834,533.80
03/25/10	04/25/10	65,289,866.08
04/25/10	05/25/10	62,840,845.70
05/25/10	06/25/10	60,483,855.92
06/25/10	07/25/10	58,215,418.37
07/25/10	08/25/10	56,032,187.62

Dated: October 5, 2006

Rate Cap Transaction

Re:   BNY Reference No. 38407

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the rate cap Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”), a trust company duly organized and existing under the laws of the State of New York and LaSalle Bank National Association, not individually, but solely in its capacity as supplemental interest trust trustee on behalf of the Supplemental Interest Trust with respect to C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB7 (the “Counterparty”).  The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation.  Any reference to a “Swap Transaction” in the Definitions is deemed to be a reference to a “Transaction” for purposes of this Agreement, and any reference to a “Transaction” in this Agreement is deemed to be a reference to a “Swap Transaction” for purposes of the Definitions.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1.

This Confirmation constitutes a “Confirmation” as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of October 5, 2006, as amended and supplemented from time to time (the “Agreement”), between The Bank of New York and Counterparty. For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such Agreement.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period, the lesser of (i) the amount set forth on Schedule I attached hereto for such Calculation Period and (ii) the excess, if any, of (A) the aggregate Class Certificate Balance of the Offered Certificates immediately preceding the Distribution Date which occurs in the calendar month of the Floating Rate Payer Payment Date for such Calculation Period (determined for this purpose without regard to any adjustment of the Floating Rate Payer Payment Date or Distribution Date relating to business days) over (B) the Swap Notional Amount as set forth on Schedule II attached hereto for such Calculation Period.

Trade Date:

September 29, 2006

Effective Date:

October 25, 2006

Termination Date:

August 25, 2010, subject to adjustment in accordance with the Following Business Day Convention

Fixed Amounts

Fixed Amount Payer:

Counterparty

Fixed Amount:

USD 1,175,000.00

Fixed Amount Payer

Payment Date:

October 5, 2006

Floating Amounts:

Floating Rate Payer:

BNY

Cap Rate:

For each Calculation Period, as set forth for such period on Schedule I attached hereto.

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be two (2) Business Days preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Additional Terms:

Business Days:

New York

Calculation Agent:

BNY

Limitation on Events of Default. Notwithstanding anything to the contrary in the Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the Agreement with respect to the Transaction to which this confirmation relates and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BNY is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the Agreement with respect to BNY as the Affected Party, or Section 5(b)(iii) with respect to BNY as the Burdened Party.  For purposes of the Transaction to which this Agreement relates, Counterparty’s only payment obligation under Section 2(a)(i) of the Agreement with respect to the Transaction to which this confirmation relates is to pay the Fixed Amount on the Fixed Amount Payer Payment Date.

Additional Provision.  Notwithstanding anything to the contrary in the Agreement, the Additional Termination Events described in Part 1(g)(ii) and (iii) of the Agreement will not apply with respect to this Transaction.

Account Details and

Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Caps

Payments to Counterparty:

LaSalle Bank

ABA #:071000505

LaSalle CHGO/CTR/BNF:/LaSalle Trust

Acct #: 724137.2

Attn: Carol A. Tilton 2-2745

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn:  Eugene Chun/Kenny Au-Yeung at 212-804-5818/5837.  Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:

/s/ Stephen M. Lawlor

Name:  Stephen M. Lawlor

Title: Managing Director

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

LASALLE BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY IN ITS CAPACITY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-CB7

By:

/s/ Michelle G. Duffy

Name:  Michelle G. Duffy

Title: Assistant Vice President

SCHEDULE I

All dates subject to adjustment in accordance with the Following Business Day Convention.

Accrual Start Date	Accrual End Date	Cap Rate (%)	Notional Amount (in USD)
10/25/06	11/25/06	5.58	4,791,599.65
11/25/06	12/25/06	5.58	10,320,547.75
12/25/06	01/25/07	5.58	16,534,741.15
01/25/07	02/25/07	5.58	23,390,190.33
02/25/07	03/25/07	5.58	30,820,815.60
03/25/07	04/25/07	5.58	38,762,141.85
04/25/07	05/25/07	5.58	47,090,968.77
05/25/07	06/25/07	5.58	55,430,742.37
06/25/07	07/25/07	5.58	63,486,281.30
07/25/07	08/25/07	5.58	71,080,490.50
08/25/07	09/25/07	5.58	78,088,070.93
09/25/07	10/25/07	5.58	84,457,669.84
10/25/07	11/25/07	5.58	90,226,098.82
11/25/07	12/25/07	5.58	95,438,042.89
12/25/07	01/25/08	5.58	100,136,814.17
01/25/08	02/25/08	5.58	104,341,990.99
02/25/08	03/25/08	5.58	108,096,941.27
03/25/08	04/25/08	5.58	111,443,090.52
04/25/08	05/25/08	5.58	132,985,871.74
05/25/08	06/25/08	5.58	172,996,562.73
06/25/08	07/25/08	5.58	171,235,551.88
07/25/08	08/25/08	5.58	194,656,110.24
08/25/08	09/25/08	5.58	194,105,700.38
09/25/08	10/25/08	5.33	185,522,195.84
10/25/08	11/25/08	5.33	177,137,877.87
11/25/08	12/25/08	5.33	169,499,926.58
12/25/08	01/25/09	5.33	163,470,792.56
01/25/09	02/25/09	5.33	156,772,119.68
02/25/09	03/25/09	5.33	150,638,965.66
03/25/09	04/25/09	5.33	146,486,580.05
04/25/09	05/25/09	5.33	147,734,181.42
05/25/09	06/25/09	5.33	142,342,856.40
06/25/09	07/25/09	5.33	137,373,211.42
07/25/09	08/25/09	5.33	133,940,433.93
08/25/09	09/25/09	5.33	129,596,057.42
09/25/09	10/25/09	5.33	123,323,950.16
10/25/09	11/25/09	5.33	126,406,354.42
11/25/09	12/25/09	5.33	129,372,747.34
12/25/09	01/25/10	5.33	132,227,526.58
01/25/10	02/25/10	5.33	132,225,767.38
02/25/10	03/25/10	5.33	128,050,947.69
03/25/10	04/25/10	5.33	124,015,443.48
04/25/10	05/25/10	5.33	120,114,303.40
05/25/10	06/25/10	5.33	116,342,798.48
06/25/10	07/25/10	5.33	112,696,327.45
07/25/10	08/25/10	5.33	109,170,534.33

Schedule II

Accrual Start Date	Accrual End Date	Notional Amount (in USD)
10/05/06	10/25/06	838,280,000.00
10/25/06	11/25/06	821,368,850.97
11/25/06	12/25/06	801,877,667.72
12/25/06	01/25/07	779,935,383.94
01/25/07	02/25/07	755,640,729.67
02/25/07	03/25/07	729,148,317.01
03/25/07	04/25/07	700,599,111.30
04/25/07	05/25/07	670,294,458.39
05/25/07	06/25/07	639,271,956.34
06/25/07	07/25/07	608,395,984.60
07/25/07	08/25/07	578,219,519.77
08/25/07	09/25/07	549,151,230.65
09/25/07	10/25/07	521,400,117.24
10/25/07	11/25/07	494,913,684.61
11/25/07	12/25/07	469,611,827.28
12/25/07	01/25/08	445,410,059.92
01/25/08	02/25/08	422,290,450.73
02/25/08	03/25/08	400,165,601.07
03/25/08	04/25/08	378,944,573.88
04/25/08	05/25/08	338,986,977.10
05/25/08	06/25/08	274,723,635.35
06/25/08	07/25/08	249,698,908.62
07/25/08	08/25/08	199,871,858.49
08/25/08	09/25/08	177,423,735.91
09/25/08	10/25/08	165,895,649.14
10/25/08	11/25/08	156,740,689.10
11/25/08	12/25/08	149,599,416.10
12/25/08	01/25/09	142,299,627.94
01/25/09	02/25/09	136,170,170.04
02/25/09	03/25/09	129,932,218.46
03/25/09	04/25/09	122,154,432.32
04/25/09	05/25/09	109,401,213.31
05/25/09	06/25/09	103,697,913.63
06/25/09	07/25/09	97,965,857.48
07/25/09	08/25/09	91,075,867.27
08/25/09	09/25/09	85,462,895.44
09/25/09	10/25/09	82,129,580.21
10/25/09	11/25/09	79,047,175.95
11/25/09	12/25/09	76,080,783.03
12/25/09	01/25/10	73,226,003.79
01/25/10	02/25/10	70,478,609.53
02/25/10	03/25/10	67,834,533.80
03/25/10	04/25/10	65,289,866.08
04/25/10	05/25/10	62,840,845.70
05/25/10	06/25/10	60,483,855.92
06/25/10	07/25/10	58,215,418.37
07/25/10	08/25/10	56,032,187.62